0603 - 100906 - Anderson - 3/26/07

Revised

Financial Statements And
Supporting Data

River Front Apartments Limited Partnership
(A Limited Partnership)
PHFA Project No. R-458-8E

Years Ended December 31, 2006 and 2005

Revised Partners Equity
3/26/07

PWC

River Front Apartments Limited Partnership (A Limited Partnership)
PHFA Project No. R-458-8E

Financial Statements and Supporting Data

CARTER & COMPANY
Certified Public Accountants, LLC

543 Highway 98 East
Suite 201
Destin, Florida 32541
Phone: 850-650-0125
Fax: 850-650-0126

Independent Auditors' Report

To the Partners
River Front Apartments Limited Partnership (A Limited Partnership)

We have audited the accompanying balance sheets of River Front Apartments Limited Partnership (A Limited Partnership) PHFA Project No.R-458-8E, as of December 31, 2006 and 2005, and the related statements of profit and loss, changes in partners' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of River Front Apartments Limited Partnership as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated February 21, 2007, on our consideration of River Front Apartments Limited Partnership's internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information shown on pages 15-17 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Carter & Company

Destin, Florida
February 21, 2007

Balance Sheets

RIVER FRONT APARTMENTS LIMITED PARTNERSHIP

PHFA PROJECT NO. R-458-8E

ASSETS

	December 31, 2006	December 31, 2005
CURRENT ASSETS		
Cash - Operations	$ 77,156	$ 142,201
Cash - Partnership	5,168	3,319
Accounts Receivable - HUD	450	52
Accounts and Notes Receivable - Operations	4,183	4,978
Accounts and Notes Receivable - Partnership	908	905
Miscellaneous Prepaid Expenses	75,197	77,724
Total Current Assets	163,062	229,179
TENANT SECURITY DEPOSITS		
Tenant Deposits Held in Trust	51,294	49,352
RESTRICTED DEPOSITS AND FUNDED RESERVES		
Escrow Deposits	153,777	144,903
Replacement Reserve	362,663	497,911
Paint and Decorating Reserve	9,536	10,828
Total Deposits	525,976	653,642
FIXED ASSETS		
Land	203,802	194,802
Buildings and Equipment	12,214,267	11,870,960
Total Fixed Assets	12,418,069	12,065,762
Accumulated Depreciation	(5,580,449)	(5,103,884)
Net Fixed Assets	6,837,620	6,961,878
OTHER ASSETS		
Intangible Assets	18,352	19,869
Total Other Assets	18,352	19,869
Total Assets	$ 7,596,304	$ 7,913,920

The Notes to Financial Statements are an integral part of these Statements.

Balance Sheets

RIVER FRONT APARTMENTS LIMITED PARTNERSHIP

PHFA PROJECT NO. R-458-8E

LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

	December 31, 2006	December 31, 2005
CURRENT LIABILITIES		
Accounts Payable - Operations	$ 5,936	$ 816
Accounts Payable - Partnership	68,947	56,008
Accrued Wages Payable	8,283	8,754
Mortgage Payable - Current Portion	180,931	168,308
Prepaid Revenue	886	3,811
Total Current Liabilities	264,983	237,697
Tenant Deposits Held in Trust	50,533	49,101
LONG-TERM LIABILITIES		
Mortgage Payable	3,220,960	3,401,890
Other Mortgages Payable (Long-term)	2,138,755	2,138,755
Other Loans, Notes & Accrued Interest Payable	243,315	182,648
Total Long-Term Liabilities	5,603,030	5,723,293
Total Liabilities	5,918,546	6,010,091
PARTNERS' EQUITY		
Partners' Equity (Deficit)	1,677,758	1,903,829
Total Liabilities and Partners' Equity (Deficit)	$ 7,596,304	$ 7,913,920

The Notes to Financial Statements are an integral part of these Statements.

Comparative Statements of Profit and Loss

PHFA-Housing Management Division

For the Years Ended: December 31, 2006 and 2005		Property #: PHFA PROJECT NO. R-458-8E	Property Name: RIVER FRONT APARTMENTS LIMITED PARTNERSHIP	
Part I	Description of Account	Acct #	2006	2005
Rental Income	Rental Income	5120	602,376	577,686
	Tenant Assistance Payments	5121	1,066,836	1,091,526
	Stores and Commercial Rent	5140	-	-
	Other Rental Income	5190	-	-
	Rent Concessions	5250	(100)	(500)
	Total Rental Income		1,669,112	1,668,712
Vacancies	Vacancies-Apartments	5220	(2,780)	(965)
	Vacancies-Commercial	5240	-	-
	Total Vacancy Loss		(2,780)	(965)
	Net Rental Income		1,666,332	1,667,747
Interest Income	Interest Income-Operations	5410	4,797	5,419
	Interest Income-Residual Receipts	5430	-	-
	Interest Income-Reserve for Replacement	5440	18,340	12,934
	Interest Income-Painting and Decorating	5450	98	63
	Total Interest Income		23,235	18,416
Other Income	Supportive Service Income	5300	-	-
	Grant Income	5510		
	Service Income	5910	20,585	18,917
	NSF and Late Fees	5920	3,293	4,315
	Miscellaneous Income	5990	20,284	20,130
	Total Other Income		44,162	43,362
	Total Property Income		1,733,729	1,729,525
Administrative Expenses	Advertising and Renting Expense	6210	2,051	1,530
	Office and Telephone Expense	6311	14,957	15,114
	Model Apartment Expense	6312	-	-
	Management Fee (5.5 %)	6320	93,897	94,417
	Legal Expense	6340	-	-
	Audit Expense	6350	8,194	8,694
	Administrative Fee (Section 8 only)	6351	6,000	6,000
	Bad Debts	6370	67	714
	Miscellaneous Administrative Expenses	6390	11,300	15,845
	Total Administrative Expenses		136,466	142,314
Utility Expenses	Fuel	6420	246	1,234
	Electricity	6450	99,874	82,778
	Water	6451	8,986	8,787
	Gas	6452	80,276	67,013
	Sewer	6453	98,448	98,448
	Total Utility Expenses		287,830	258,260

Comparative Statements of Profit and Loss

Part I (continued)	PHFA-Housing Management Division			
	Description of Account	Acct #	2006	2005
Operating and Maintenance Expenses	Janitor/ Maintenance Supplies	6515	13,938	9,788
	Operating/ Maintenance Contracts	6520	65,303	49,964
	Rubbish Removal	6525	7,558	7,030
	Security Payroll/ Contract	6530	-	-
	Repairs Materials	6541	-	-
	Elevator Maintenance	6545		-
	Heating and Air Conditioning Maintenance	6546	-	-
	Grounds Maintenance/ Snow Removal	6548	-	2,021
	Painting and Decorating	6560		-
	Vehicle Operation and Repairs	6570	3,504	1,291
	Miscellaneous Operating and Maintenance Exp	6590	3,635	3,828
	Total Operating and Maintenance Expenses		93,938	73,922
Payroll Expenses	Office Salaries	6310	23,836	26,957
	Manager Salaries	6330	38,529	39,503
	Administrative Rent Free Unit	6331	-	-
	Janitor/ Maintenance Payroll	6510	74,163	52,413
	Payroll Taxes	6711	12,926	14,353
	Workmen's Compensation	6722	18,180	20,610
	Health Insurance and Employee Benefits	6723	42,342	27,418
	Total Payroll Expenses		209,976	181,254
Taxes and Insurance	Real Estate Taxes	6710	199,073	209,528
	Property and Liability Insurance	6720	70,800	61,568
	Fidelity Bond Insurance	6721	1,280	755
	Misc Taxes and Insurance,Licenses/Permits	6729	13,637	15,765
	Total Taxes and Insurance Expenses		284,790	287,616
Financial Expenses	Mortgage Interest	6820	414,533	424,066
	PHFA Late Fees	6821		
	Other Interest Payments	6830		
	HUD Mortgage Insurance Premiums	6850		
	PHFA Service Fees	6851	17,468	18,277
	PHFA Self Insurance Fees	6855		
	Other Service Fee	6860		
	Investor Service Fee	6870		
	Miscellaneous Financial Expense	6890	72	180
	Total Financial Expense		432,073	442,523
Supportive Service Expenses	Supportive Service Payroll	6910		-
	Supportive Service Supplies	6920		
	Total Supportive Service Expenses			-
	Total Cost of Operations Before Depreciation		1,445,073	1,385,889
	Profit (Loss) Before Depreciation		288,656	343,636
	Depreciation (Total) - 6600 Specify	6600	476,565	443,497
	Amortization	6610	1,517	1,519
	Operating Profit or (Loss):		(189,426)	(101,380)
Entity Expenses	Interest Income-(Entity)	7100	(369)	(340)
	Legal Expenses (Entity)	7120	-	-
	Taxes (Federal-State-Entity)	7130		
	Other Expenses (Entity)	7190	37,014	40,365
	Total Entity Expenses:		36,645	40,025
	Net Profit or (Loss):		(226,071)	(141,405)

Part II

1. Total principal payments required under the mortgage, even if payments under a Workout Agreement are less or more than those required under the mortgage.	168,307	156,566
2. Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even if payments may be temporarily suspended or waived.	46,680	46,680

All amounts must be rounded to the nearest dollar, $.50 and over, round up - $.49 and below, round down.

Statements of Partners' Equity (Deficit)

RIVER FRONT APARTMENTS LIMITED PARTNERSHIP

PHFA PROJECT NO. R-458-8E

	General Partner	Limited Partner	Total
Partners' Equity (Deficit)- January 1, 2005	$ (47,915)	$ 2,093,149	$ 2,045,234
Net Profit or (Loss)	(1,414)	(139,991)	(141,405)
Partners' Equity (Deficit)- December 31, 2005	(49,329)	1,953,158	1,903,829
Net Profit or (Loss)	(2,261)	(223,810)	(226,071)
Distributions	-	-	-
Partners' Equity (Deficit)- December 31, 2006	$ (51,590)	$ 1,729,348	$ 1,677,758

The Notes to Financial Statements are an integral part of these Statements.

Statements of Cash Flows

RIVER FRONT APARTMENTS LIMITED PARTNERSHIP

PHFA PROJECT NO. R-458-8E

	December 31, 2006	December 31, 2005
CASH FLOWS FROM OPERATING ACTIVITIES:		
Revenues:		
Rental Receipts	$ 1,662,942	$ 1,671,573
Interest Receipts	23,235	18,416
Other Receipts	44,162	43,362
Partnership Receipts	366	340
Total Receipts	1,730,705	1,733,691
Expenses:		
Administrative	41,478	52,442
Management Fee	93,897	94,417
Utilities	285,782	268,780
Salaries and Wages	136,999	119,688
Operating and Maintenance	91,890	84,441
Real Estate Taxes	194,571	212,797
Property Insurance	71,980	55,260
Miscellaneous Taxes and Insurance	88,365	78,901
Tenant Security Deposits	510	(33)
Interest on First Mortgage	267,766	279,508
Interest on Second Mortgage	86,100	129,512
Mortgage Insurance Premium	17,468	18,277
Miscellaneous Financial	72	180
Partnership Disbursements	47,341	18,209
Total Disbursements	1,424,219	1,412,379
Net Cash Provided (used) by Operating Activities	306,486	321,312
CASH FLOWS FROM INVESTING ACTIVITIES:		
Net Deposits to the Mortgage Escrow Account	(8,874)	12,460
Net Deposits to the Reserve for Replacements	135,248	149,992
Net Deposits to Other Reserve	1,292	(2,696)
Net Purchases of Fixed Assets	(329,041)	(374,190)
Other Investing Activities	0	(23,569)
Net Cash Provided (used) by Investing Activities	(201,375)	(238,003)
CASH FLOWS FROM FINANCING ACTIVITIES:		
Mortgage Principal Payments	(168,307)	(156,566)
Entity Financing Activities	0	0
Net Cash Provided (used) by Financing Activities	(168,307)	(156,566)

The Notes to Financial Statements are an integral part of these Statements.

Statements of Cash Flows - continued

RIVER FRONT APARTMENTS LIMITED PARTNERSHIP

PHFA PROJECT NO. R-458-8E

		December 31, 2006		2005
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$	(63,196)	$	(73,257)
BEGINNING OF PERIOD CASH		145,520		218,777
CASH AND CASH EQUIVALENTS AT END OF YEAR	$	82,324	$	145,520
CASH FLOWS FROM OPERATING ACTIVITIES:				
Net Profit (Loss)	$	(226,071)	$	(141,405)
Adjustments to reconcile Net Profit (Loss) to Net Cash Provided by Operating Activities:				
Depreciation		476,565		443,497
Amortization		1,517		1,519
Decrease (increase) in:				
Accounts Receivable		397		15,062
Prepaid Expenses		2,527		(10,149)
Cash Restricted for Tenant Security Deposits		(1,942)		(3,820)
Partnership Asset Accounts		(3)		0
Increase (decrease) in:				
Accounts Payable		5,120		(26,299)
Accrued Liabilities		(471)		(815)
Accrued Interest Payable		60,667		15,046
Tenant Security Deposits Held in Trust		1,432		3,853
Prepaid Revenue		(2,925)		2,667
Partnership Liability Accounts		(10,327)		22,156
		532,557		462,717
Net Cash Provided (used) By Operating Activities	$	306,486	$	321,312

Supplemental Information

Interest Paid	$	353,866	$	409,020

The Notes to Financial Statements are an integral part of these Statements.

Note 1 — Organization

River Front Apartments Limited Partnership (A Limited Partnership) (the "Partnership") was formed as a limited partnership under the laws of the Commonwealth of Pennsylvania on December 21, 1989, for the purpose of operating a two hundred unit apartment community. The project is located in Sunbury, Pennsylvania and is currently operating under the name of River Front Apartments (the "Project"). The Project is regulated by the Pennsylvania Housing Finance Agency ("PHFA") as to rent charges and operating methods. Cash distributions are limited by agreements between the Partnership and PHFA to the extent of surplus cash, as defined.

The Partnership is owned one percent by the General Partners and ninety-nine percent by the Limited Partners. Allocations of cash distributions, capital transactions and net income and losses are made in accordance with the Partnership agreement.

Note 2 — Summary of Significant Accounting Policies

A summary of significant accounting policies is as follows:

Rental Property

Fixed assets are recorded at cost. Depreciation is provided for in amounts sufficient to relate the costs of depreciable assets to operations over their estimated service lives using the straight-line method.

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances, bank overdrafts, and highly liquid short-term investments, if any, with a maturity of three months or less when purchased. Cash balances include amounts maintained by the affiliated management company on behalf of affiliated entities in cash concentration accounts. The cash balances also include amounts that are restricted for partner distributions or payment of partnership expenses and are not available for project operations. The carrying amount of cash equivalents approximates fair value.

Interest earned on cash balances held at the entity level is also considered entity level cash and is to be distributed or used for entity level cash requirements. As such, the cash principal and earned interest are not subject to PHFA surplus cash calculations.

Accounts Receivable and Bad Debts

Tenant receivables are reported net of an allowance for doubtful accounts. Management's estimate of the allowance is based on historical collection experience and a review of the current status of tenant accounts receivable. It is reasonably possible that management's estimate of the allowance will change.

Note 2 — Summary of Significant Accounting Policies — continued

Income Taxes

No income tax provision has been included in the financial statements since profit or loss of the Partnership is required to be reported by the respective partners on their income tax returns.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates.

Rental Income

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the Partnership and the tenants of the property are operating leases.

Cash Distributions

Cash distributions are limited by the Regulatory Agreement between the Partnership and PHFA to $48,824 per year to the extent of "surplus cash" as defined by PHFA. Undistributed amounts are cumulative and may be distributed in subsequent years if future operations provide surplus cash in excess of current requirements. Surplus cash in excess of amounts necessary for allowable distributions is required to be applied to the accrued interest and principal on the second mortgage note.

Intangibles Assets

Intangible assets represent primarily prepaid finance fees with an initial cost of $21,388 that are being amortized by the straight-line method over the term of the mortgage.

Note 3 — Mortgage Payable

The mortgage payable is held by the Pennsylvania Housing Finance Agency ("PHFA"). The note is secured by a deed of trust on the fixed assets. The note bears interest at the rate of seven and one half percent per annum. Principal and interest are payable by the Partnership in equal monthly installments of $36,339 through February 1, 2019. Interest expense totaled $267,765 and $279,508 during 2006 and 2005, respectively. The principal balance was $3,401,891 and $3,570,198 at December 31, 2006 and 2005, respectively.

The second mortgage note, also insured by the PHFA, bears interest at a rate of six and one-half percent per annum and is secured by a deed on the rental property. The note is repayable from excess surplus cash, with payments first being applied to accrued interest and any remaining balances to principal. Interest expense totaled $146,768 and $144,558 during 2006 and 2005, respectively. During 2006, $86,100 of surplus was applied to accrued interest.

Note 3 – Mortgage Payable – continued

The unpaid principal balance on the second mortgage note plus all accrued and unpaid interest was due on December 27, 2004; however, the maturity date of this note was extended on December 15, 2004, for an additional period not to exceed the maturity date of the first mortgage note. The principal balance was $2,138,755 at December 31, 2006 and 2005, respectively. The accrued interest balance was $243,315 and $182,648 at December 31, 2006 and 2005, respectively.

Under agreements PHFA, the Partnership is required to make monthly escrow deposits for taxes, insurance and replacement of project assets, and is subject to restrictions as to operating policies, rental charges, operating expenditures, and distributions to partners. The liability of the Partnership under the mortgage note is limited to the underlying value of the real estate collateral, and other amounts deposited with the PHFA.

Principal payments on the first and second note, as of December 31, 2006, are due as follows:

2007	$ 180,931
2008	194,500
2009	209,089
2010	224,770
2011	241,628
Thereafter	4,489,728
	$ 5,540,646

Note 4 — Related Party Transactions

NHPMN Management, LLC ("NHPMN"), the managing agent, is an indirectly owned subsidiary of Apartment Investment and Management Company ("AIMCO"), which is an affiliate of the General Partner of the Partnership. Personnel working at the project are employees of an affiliate of AIMCO. The Partnership reimburses the affiliates for the actual salaries and related benefits, as reflected in the accompanying financial statements. The Partnership has a management agreement with NHPMN to provide services related to leasing vacant units, billing and collection of rents and preparing financial data on the day to day site operations.

General Partner Reimbursement

An affiliate of the General Partner charged the Partnership for reimbursement of accountable administrative expenses. These reimbursements are payable from available surplus cash.

Construction Management Fee

An affiliate of AIMCO charges a fee to the Partnership related to construction management services provided by AIMCO and its affiliates. The fee is calculated based on a percentage of additions to fixed assets. This fee is payable from available surplus cash. This fee has been capitalized as part of fixed assets.

Note 4 — Related Party Transactions — continued

Beginning in 2001, the Partnership began insuring its properties up to certain limits through coverage provided by AIMCO which is generally self-insured for a portion of losses and liabilities related to workers compensation, property casualty and vehicle liability. The Partnership insures above the AIMCO limits through insurance policies obtained from insurers unaffiliated with the general partner.

Following are the related party transactions for the described services provided to the project by the General Partner and/or its affiliate:

Related Party Transactions	Amount	
	2006	2005
Property management fee	$ 93,897	$ 94,417
Computer fee	$ 6,000	$ 6,000
Construction management fees, capitalized	$ 23,266	$ 23,088
Group purchasing vendor discount	$ 1,059	$ 900
General Partner reimbursements	$ 29,595	$ 34,360
Interest on corporate accounts receivable	$ 6,086	$ 4,333
Risk management services	$ 60,319	$ 19,650

Note 5 — Management Fee

The management agreement with NHPMN provides for a management fee equal to five and one-half percent of the project's rental collections.

Note 6 — Uncertainty — HUD Housing Assistance Payment (HAP) Contract

The Partnership recorded $1,066,836 and $1,091,526 of its revenues during 2006 and 2005, respectively, under the terms of one or more HAP contracts, which provide for rental assistance to the Partnership on behalf of low-income tenants who meet certain qualifications. The Partnership's future intentions and the future changes in HUD regulations and the appropriations of related funds are uncertain, and accordingly, it is not possible to determine the ultimate impact on the operations of the Partnership. The current contract expires February 1, 2019.

Note 7 — Concentration of Credit Risk

The Partnership maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Partnership has not experienced any losses in such accounts. The Partnership believes it is not exposed to any significant credit risk related to cash based on its periodic evaluation of the stability of the financial institutions where the cash is deposited.

Note 8 — Partnership Cash and Cash Equivalents

The General Partner maintains an entity level partnership cash and distribution account. Funds contained in this account represent approved surplus cash distributions, transferred from the project operating account, before such funds are distributed according to the terms of the partnership agreement and advances from the General Partner. Entity level expenses are disbursed from the partnership entity level account.

Note 8 — Partnership Cash and Cash Equivalents – continued

Interest earned on cash balances held at the entity level is also considered entity level cash and is to be distributed or used for entity level cash requirements. As such, the cash principal and earned interest are not subject to PHFA surplus cash calculations.

Note 9 — Other Matters

AIMCO Properties L.P. and NHP Management Company, both affiliates of the Managing General Partner, are defendants in a lawsuit alleging that they willfully violated the Fair Labor Standards Act ("FLSA") by failing to pay maintenance workers overtime for all hours worked in excess of forty per week. The complaint, filed in the United States District Court for the District of Columbia, attempts to bring a collective action under the FLSA and seeks to certify state subclasses in California, Maryland, and the District of Columbia. Specifically, the plaintiffs contend that AIMCO Properties L.P. and NHP Management Company failed to compensate maintenance workers for time that they were required to be "on-call." Additionally, the complaint alleges AIMCO Properties L.P. and NHP Management Company failed to comply with the FLSA in compensating maintenance workers for time that they worked in excess of forty hours in a week. In June 2005, the Court conditionally certified the collective action on both the on-call and overtime issues. Approximately 1,049 individuals opted into the class. The defendants moved to decertify the collective action on both issues and that issue is now fully briefed. The defendants anticipate that the Court will soon set oral argument on the defendants' decertification motion. Because the Court denied plaintiffs' motion to certify state subclasses, in September 2005, the plaintiffs filed a class action with the same allegations in the Superior Court of California (Contra Costa County), and, in November 2005, in Montgomery County Maryland Circuit Court. The California and Maryland cases have been stayed pending the outcome of the decertification motion in the District of Columbia case. Although the outcome of any litigation is uncertain, AIMCO Properties, L.P. does not believe that the ultimate outcome will have a material adverse effect on its consolidated financial condition or results of operations. Similarly, the Managing General Partner does not believe that the ultimate outcome will have a material adverse effect on the Partnership's financial condition or results of operations.

Supplemental Information

Supplemental Schedules

RIVER FRONT APARTMENTS LIMITED PARTNERSHIP

PHFA PROJECT NO. R-458-8E

FOR THE YEAR ENDED DECEMBER 31, 2006

Accounts and Notes Receivable (other than regular tenants)

AIMCO - management fees	$ 160
Receivable from CK Services - transportation	2,181
Miscellaneous	307
Ancillary revenues - Sprint, Cingular	1,535
	$ 4,183

Accounts Receivable

	Number of Tenants	Amount Past Due
Delinquent 30 days	0	$ 0
Delinquent 31-60 days	0	0
Delinquent 61-90 days	0	0
Delinquent over 90 days	0	0
		0
Less allowance for bad debt, calculated as all tenant receivables delinquent more than 30 days.		0
		$ 0

Itemization of Operating Payables

Audit services	$ 5,306
Elevator expense	630
	$ 5,936

	Tax and Insurance	Paint Reserve	Replacement Reserve
Beginning Balance, January 1, 2006	$ 144,903	$ 10,828	$ 497,911
Monthly Deposits:			
Deposits during 12 month period	272,970	10,010	46,680
Interest earned		98	18,340
Payment for taxes and insurance	(264,096)		
Withdrawals		(11,400)	(200,268)
Refund to project operating cash			
Ending Balance, December 31, 2006	$ 153,777	$ 9,536	$ 362,663

Supplemental Schedules

RIVER FRONT APARTMENTS LIMITED PARTNERSHIP

PHFA PROJECT NO. R-458-8E

FOR THE YEAR ENDED DECEMBER 31, 2006

CHANGES IN FIXED ASSETS

	Balance 01/01/06	Additions	Disposals	Balance 12/31/06
Land	$ 194,802	$ 9,000	$ 0	$ 203,802
Buildings	11,080,633	287,032	0	11,367,665
Building Equipment (Portable)	96,460	28,513	0	124,973
Furniture for Project	467,177	0	0	467,177
Furnishings	106,760	22,737	0	129,497
Office Furniture and Equipment	11,835	433	0	12,268
Maintenance Equipment	43,994	3,613	0	47,607
Motor Vehicles	64,101	0	0	64,101
Miscellaneous Fixed Assets	0	979	0	979
	$ 12,065,762	$ 352,307	$ 0	$ 12,418,069
Accumulated Depreciation	$ 5,103,884	$ 476,565	$ 0	$ 5,580,449

DETAIL OF ADDITIONS

Resurfacing	$ 600
Landscaping	8,400
Roof replacement	100,031
Plumbing	21,598
HVAC	11,902
Cabinets	74,434
ADA compliance	9,010
Countertops	560
Capitalized management fee	23,102
Carpet	9,586
Vinyl	16,808
Windows	1,535
Painting	16,020
Telephone	1,992
Capitalized payroll	15,232
Lighting	1,434
Furniture and fixture	14,171
Appliances	13,280
Office computer	433
Interior decorations	8,566
Maintenance equipment	3,613
	$ 352,307

Supplemental Schedules

RIVER FRONT APARTMENTS LIMITED PARTNERSHIP

PHFA PROJECT NO. R-458-8E

FOR THE YEAR ENDED DECEMBER 31, 2006

SURPLUS CASH CALCULATION

Add		
Line No. 1 Cash-Operations	$	77,156
Line No. 2 Tenant Security Deposits		51,294
Line No. 3 Accounts Receivable-HAP		450
Line No. 4 Accounts Receivable-Tenants		-
Line No. 5 Accounts Receivable-Other		4,183
Total	$	133,083
Less		
Line No. 6 Accounts Payable-Operations	$	5,936
Line No. 7 Accrued Expenses		8,283
Line No. 8 Delinquent Mortgage Principal Payments		0
Line No. 9 Delinquent Mortgage Interest Payments		0
Line No. 10 Delinquent Reserve For Replacement Payments		0
Line No. 11 Delinquent Tax Escrow Payments		0
Line No. 12 Delinquent Insurance Escrow Payments		0
Line No. 13 Delinquent Service Fee		0
Line No. 14 Delinquent Self Insurance Fee		0
Line No. 15 Delinquent Late Fees		0
Line No. 16 Prepaid Rents		886
Line No. 17 Tenant Security Deposits		50,533
Line No. 18 Other Liabilities - Tax and Insurance Escrow Shortage		0
Total Current Obligations		65,638
Surplus Cash (Deficit) End of Year	$	67,445

RETURN ON EQUITY CALCULATION

a. Distributions unpaid as of the end of the prior fiscal period	$	48,824
b. Annual distribution earned during the fiscal period		48,824
c. Less: Distributions paid during the fiscal period		(48,824)
d. Less: Unauthorized distributions		
e. Cumulative unpaid distributions as of the balance sheet date	$	48,824

CARTER & COMPANY
Certified Public Accountants, LLC

543 Highway 98 East
Suite 201
Destin, Florida 32541
Phone: 850-650-0125
Fax: 850-650-0126

Independent Auditors' Report on Internal Control
Over Financial Reporting and on Compliance and Other Matters
Based on an Audit of Financial Statements Performed in Accordance
With Government Auditing Standards

To the Partners
River Front Apartments Limited Partnership (A Limited Partnership)

We have audited the financial statements of River Front Apartments Limited Partnership (A Limited Partnership), PHFA Project No. R-458-8E, as of and for the year ended December 31, 2006, and have issued our report thereon dated February 21, 2007. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.

Internal Control Over Financial Reporting

In planning and performing our audit, we considered River Front Apartments Limited Partnership's internal control over financial reporting as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of River Front Apartments Limited Partnership's internal control over financial reporting.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Partnership's ability to initiate, authorize, record, process, or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Partnership's financial statements that is more than inconsequential will not be prevented or detected by the Partnership's internal control.

A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements will not be prevented or detected by the Partnership's internal control.

Our consideration of internal control over financial reporting was for the limited purpose described in the first paragraph of this section and would not necessarily identify all deficiencies in internal control that might be significant deficiencies or material weaknesses. We did not identify any deficiencies in internal control over financial reporting that we consider to be material weaknesses, as defined above.

Compliance and Other Matters

As part of obtaining reasonable assurance about whether River Front Apartments Limited Partnership's financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements, noncompliance with which could have a direct and material effect on the determination of financial statements amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance or other matters that are required to be reported under Government Auditing Standards.

This report is intended solely for the information and use of management and the Pennsylvania Housing Finance Agency and is not intended to be and should not be used by anyone other than these specified parties.

Destin, Florida
February 21, 2007

Carter & Company

Schedule of Findings and Questioned Costs and
Auditors' Comments on Audit Resolution Matters

December 31, 2006

Schedule of Findings and Questioned Costs

No material findings or questioned costs were noted during the current year audit.

Auditors' Comments on Audit Resolution Matters

There were no uncorrected findings from prior audit reports, program review reports, or state agency reports.

River Front Apartments Limited Partnership (A Limited Partnership)

PHFA Project No. R-458-8E

Lead Auditor Information

December 31, 2006

1. Name and address of lead auditor

   Christine E. Carter
   543 Highway 98 East
   Suite 201
   Destin, FL 32541
   850-650-0125

2. Evidence of licensing for an out-of-state IA.

   Carter & Company, Certified Public Accountants, LLC is licensed to do business in the state in which the audit is performed.

3. IA's Federal Employer ID number 58-2646754

Mortgagor's Certification

We hereby certify that we have examined the accompanying financial statements and supplemental data of River Front Apartments Limited Partnership (A Limited Partnership), and, to the best of our knowledge and belief, the same is complete and accurate.

By: The National Housing Partnership

David R. Robertson Date
Executive Vice President

Jon Zatkulak Date
Vice President and Director of
Real Estate Accounting

Partnership Employer Identification Number: 23-2584839
Telephone Number: (303) 757-8101
River Front Apartments Limited Partnership (A Limited Partnership)
PHFA Project No. R-458-8E

Managing Agent's Certification

I hereby certify that I have examined the accompanying financial statements and supplemental data of River Front Apartments Limited Partnership (A Limited Partnership), and, to the best of my knowledge and belief, the same is complete and accurate.

MANAGING AGENT
NHPMN Management, LLC
55 Beattie Place
Greenville, SC 29602

____
Jon Zatkulak Date
Vice President and Director of
Real Estate Accounting

____
Karen Reichard
Property Manager

Managing Agent Taxpayer
Identification Number:
43-1987682

CARTER & COMPANY

Certified Public Accountants, LLC

543 Highway 98 East
Suite 201
Destin, Florida 32541
Phone: 850-650-0125
Fax: 850-650-0126

Independent Auditors' Report

To the Partners
River Front Apartments Limited Partnership (A Limited Partnership)

In our opinion, the accompanying balance sheet and the related statement of profit and loss, changes in partners' equity (deficiency) and cash flows present fairly, in all material aspects, the financial position of River Front Apartments Limited Partnership (A Limited Partnership) as of December 31, 2006, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Carter & Company

Destin, Florida
February 21, 2007

River Front Apartments Limited Partnership

A.K.A. Riverfront (PA)

Project No.: PHFA R-458-8E

December 31, 2006

MANAGEMENT AGENT CERTIFICATION

I hereby certify that I have examined the accompanying financial statements and supplemental data of River Front Apartments Limited Partnership and to the best of my knowledge and belief, the same is complete and accurate.

By: NHPMN Management, LLC
its Managing Agent

By: ______________________
Jon Zatkulak
Vice President

Management Agent Employer Identification Number: 43-1987682

RIVER FRONT APARTMENTS LIMITED PARTNERSHIP
A.K.A. RIVERFRONT (PA)

PROJECT NO.: PHFA R-458-8E

DECEMBER 31, 2006

CERTIFICATION OF PARTNERS

We hereby certify that we have examined the accompanying financial statements and supplemental data of River Front Apartments Limited Partnership, and, to the best of our knowledge and belief, the same is complete and accurate.

RIVER FRONT APARTMENTS LIMITED PARTNERSHIP,
a Pennsylvania limited partnership

By: NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS,
a District of Columbia corporation,
its general partner

By: ______________________
Kathleen Danilchick
Senior Vice President

By: ______________________
Jon Zatkulak
Vice President

Partnership Employer Identification Number: 251618082

0603 - 100907 - Anderson - 3/26/07

Revised

Financial Statements And
Supporting Data

Susquehanna View Limited Partnership
(A Limited Partnership)
PHFA Project No. R-451-8E

Years ended December 31, 2006 and 2005

Includes revises
Partners Equity
3/26/07

PWC

Susquehanna View Limited Partnership (A Limited Partnership)

PHFA Project No. R-451-8E

Financial Statements and Supporting Data

CARTER & COMPANY

Certified Public Accountants, LLC

543 Highway 98 East
Suite 201
Destin, Florida 32541
Phone: 850-650-0125
Fax: 850-650-0126

Independent Auditors' Report

To the Partners
Susquehanna View Limited Partnership (A Limited Partnership)

We have audited the accompanying balance sheets of Susquehanna View Limited Partnership (A Limited Partnership), PHFA Project No. R-451-8E, as of December 31, 2006 and 2005, and the related statements of profit and loss, changes in partners' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Susquehanna View Limited Partnership as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 21, 2007, on our consideration of Susquehanna View Limited Partnership's internal control over financial reporting, and on our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information shown on pages 15-17 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Carter & Company

Destin, Florida
February 21, 2007

Balance Sheets

SUSQUEHANNA VIEW LIMITED PARTNERSHIP

PHFA PROJECT NO R-451-8E

ASSETS

	December 31, 2006	December 31, 2005
CURRENT ASSETS		
Cash - Operations	$ 211,857	$ 102,751
Cash - Partnership	4,321	4,511
Tenant Accounts Receivable	1,029	0
Allowance for Doubtful Accounts	(541)	0
Net Tenant Accounts Receivable	488	0
Accounts Receivable - HUD	0	228
Accounts and Notes Receivable - Operations	3,824	5,224
Accounts and Notes Receivable - Partnership	2	0
Miscellaneous Prepaid Expenses	72,073	75,198
Total Current Assets	292,565	187,912
TENANT SECURITY DEPOSITS		
Tenant Deposits Held in Trust	46,986	47,524
RESTRICTED DEPOSITS AND FUNDED RESERVES		
Escrow Deposits	108,343	106,053
Replacement Reserve	397,528	403,843
Paint and Decorating Reserve	134,325	127,169
Total Deposits	640,196	637,065
FIXED ASSETS		
Land	434,629	433,993
Buildings and Equipment	13,246,035	13,054,774
Total Fixed Assets	13,680,664	13,488,767
Accumulated Depreciation	(6,085,559)	(5,618,478)
Net Fixed Assets	7,595,105	7,870,289
OTHER ASSETS		
Intangible Assets	38,292	41,454
Total Other Assets	38,292	41,454
Total Assets	$ 8,613,144	$ 8,784,244

The Notes to Financial Statements are an integral part of these Statements.

Balance Sheets

SUSQUEHANNA VIEW LIMITED PARTNERSHIP

PHFA PROJECT NO R-451-8E

LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

	December 31, 2006	December 31, 2005
CURRENT LIABILITIES		
Accounts Payable - Operations	$ 10,048	$ 364
Accounts Payable - Partnership	24,683	29,999
Accounts Payable - Section 8 & Other	1,291	0
Accrued Wages Payable	9,396	10,451
Mortgage Payable - Current Portion	182,314	169,594
Prepaid Revenue	666	3,066
Total Current Liabilities	228,398	213,474
Tenant Deposits Held in Trust	46,085	46,852
LONG-TERM LIABILITIES		
Mortgage Payable	3,243,089	3,425,403
Other Mortgages Payable (Long-term)	4,462,196	4,462,196
Other Loans, Notes & Accrued Interest Payable	1,504,330	1,185,241
Total Long-Term Liabilities	9,209,615	9,072,840
Total Liabilities	9,484,098	9,333,166
PARTNERS' EQUITY		
Partners' Equity (Deficit)	(870,954)	(548,922)
Total Liabilities and Partners' Equity (Deficit)	$ 8,613,144	$ 8,784,244

The Notes to Financial Statements are an integral part of these Statements.

Comparative Statements of Profit and Loss

PHFA-Housing Management Division

For the Years Ended: December 31, 2006 and 2005		Property #: PHFA PROJECT NO R-451-8E	Property Name: SUSQUEHANNA VIEW LIMITED PARTNERSHIP	
Part I	Description of Account	Acct #	2006	2005
Rental Income	Rental Income	5120	570,608	577,938
	Tenant Assistance Payments	5121	1,190,727	1,133,263
	Stores and Commercial Rent	5140	-	-
	Other Rental Income	5190	4,542	-
	Rent Concessions	5250	(1,531)	(805)
	Total Rental Income		1,764,346	1,710,396
Vacancies	Vacancies-Apartments	5220	(23,741)	(19,036)
	Vacancies-Commercial	5240	-	-
	Total Vacancy Loss		(23,741)	(19,036)
	Net Rental Income		1,740,605	1,691,360
Interest Income	Interest Income-Operations	5410	7,013	9,041
	Interest Income-Residual Receipts	5430	-	-
	Interest Income-Reserve for Replacement	5440	14,037	7,904
	Interest Income-Painting and Decorating	5450	2,637	1,489
	Total Interest Income		23,687	18,434
Other Income	Supportive Service Income	5300	-	-
	Grant Income	5510		
	Service Income	5910	14,969	18,971
	NSF and Late Fees	5920	396	175
	Miscellaneous Income	5990	15,084	16,651
	Total Other Income		30,449	35,797
	Total Property Income		1,794,741	1,745,591
Administrative Expenses	Advertising and Renting Expense	6210	1,689	1,750
	Office and Telephone Expense	6311	23,796	26,575
	Model Apartment Expense	6312	-	-
	Management Fee (5.5 %)	6320	97,061	95,093
	Legal Expense	6340	764	172
	Audit Expense	6350	8,194	8,694
	Administrative Fee (Section 8 only)	6351	6,000	6,000
	Bad Debts	6370	1,514	342
	Miscellaneous Administrative Expenses	6390	12,488	14,814
	Total Administrative Expenses		151,506	153,440
Utility Expenses	Fuel	6420	204	1,744
	Electricity	6450	97,635	81,462
	Water	6451	35,443	30,614
	Gas	6452	110,716	68,816
	Sewer	6453	55,074	55,074
	Total Utility Expenses		299,072	237,710

Comparative Statements of Profit and Loss

Part I (continued)	PHFA-Housing Management Division			
	Description of Account	Acct #	2006	2005
Operating and Maintenance Expenses	Janitor/ Maintenance Supplies	6515	16,801	42,632
	Operating/ Maintenance Contracts	6520	41,011	41,670
	Rubbish Removal	6525	5,860	5,527
	Security Payroll/ Contract	6530	-	-
	Repairs Materials	6541	-	-
	Elevator Maintenance	6545		-
	Heating and Air Conditioning Maintenance	6546	477	-
	Grounds Maintenance/ Snow Removal	6548	1,210	2,997
	Painting and Decorating	6560		-
	Vehicle Operation and Repairs	6570	-	-
	Miscellaneous Operating and Maintenance Exp	6590	5,782	6,907
	Total Operating and Maintenance Expenses		71,141	99,733
Payroll Expenses	Office Salaries	6310	19,882	33,264
	Manager Salaries	6330	44,180	47,448
	Administrative Rent Free Unit	6331	-	-
	Janitor/ Maintenance Payroll	6510	82,895	96,935
	Payroll Taxes	6711	15,843	18,169
	Workmen's Compensation	6722	20,494	28,576
	Health Insurance and Employee Benefits	6723	24,192	24,724
	Total Payroll Expenses		207,486	249,116
Taxes and Insurance	Real Estate Taxes	6710	136,228	136,958
	Property and Liability Insurance	6720	73,526	65,027
	Fidelity Bond Insurance	6721	1,284	762
	Misc Taxes and Insurance,Licenses/Permits	6729	2,558	6,858
	Total Taxes and Insurance Expenses		213,596	209,605
Financial Expenses	Mortgage Interest	6820	634,514	632,720
	PHFA Late Fees	6821		
	Other Interest Payments	6830		
	HUD Mortgage Insurance Premiums	6850		
	PHFA Service Fees	6851	17,594	18,330
	PHFA Self Insurance Fees	6855		
	Other Service Fee	6860		
	Investor Service Fee	6870		
	Miscellaneous Financial Expense	6890	72	-
	Total Financial Expense		652,180	651,050
Supportive Service Expenses	Supportive Service Payroll	6910	16,874	-
	Supportive Service Supplies	6920	815	
	Total Supportive Service Expenses		17,689	-
	Total Cost of Operations Before Depreciation		1,612,670	1,600,654
	Profit (Loss) Before Depreciation		182,071	144,937
	Depreciation (Total) - 6600 Specify	6600	467,081	458,881
	Amortization	6610	3,162	3,168
	Operating Profit or (Loss):		(288,172)	(317,112)
Entity Expenses	Interest Income-(Entity)	7100	(388)	(412)
	Legal Expenses (Entity)	7120	-	-
	Taxes (Federal-State-Entity)	7130		
	Other Expenses (Entity)	7190	34,248	42,710
	Total Entity Expenses:		33,860	42,298
	Net Profit or (Loss):		(322,032)	(359,410)

Part II

1. Total principal payments required under the mortgage, even if payments under a Workout Agreement are less or more than those required under the mortgage	169,594	157,762
2. Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even if payments may be temporarily suspended or waived.	51,351	49,800

All amounts must be rounded to the nearest dollar, $.50 and over, round up - $.49 and below, round down.

Statements of Partners' Equity (Deficit)

SUSQUEHANNA VIEW LIMITED PARTNERSHIP

PHFA PROJECT NO R-451-8E

	General Partner	Limited Partner	Total
Partners' Equity (Deficit)- January 1, 2005	$ (51,608)	$ (137,904)	$ (189,512)
Net Profit or (Loss)	(3,594)	(355,816)	(359,410)
Partners' Equity (Deficit)- December 31, 2005	(55,202)	(493,720)	(548,922)
Net Profit or (Loss)	(3,220)	(318,812)	(322,032)
Distributions	-	-	-
Partners' Equity (Deficit)- December 31, 2006	$ (58,422)	$ (812,532)	$ (870,954)

The Notes to Financial Statements are an integral part of these Statements.

Statements of Cash Flows

SUSQUEHANNA VIEW LIMITED PARTNERSHIP

PHFA PROJECT NO R-451-8E

	December 31, 2006	December 31, 2005
CASH FLOWS FROM OPERATING ACTIVITIES:		
Revenues:		
Rental Receipts	$ 1,737,722	$ 1,694,036
Interest Receipts	23,687	18,434
Other Receipts	30,449	35,797
Partnership Receipts	386	412
Total Receipts	1,792,244	1,748,679
Expenses:		
Administrative	51,366	63,517
Management Fee	97,061	97,376
Utilities	295,812	248,733
Salaries and Wages	148,012	179,341
Operating and Maintenance	68,629	110,757
Real Estate Taxes	131,205	142,112
Property Insurance	74,024	62,317
Miscellaneous Taxes and Insurance	64,371	79,089
Tenant Security Deposits	229	119
Other Operating Expenses	16,874	0
Interest on First Mortgage	269,625	281,457
Interest on Second Mortgage	45,800	212,978
Mortgage Insurance Premium	17,594	0
Miscellaneous Financial	72	18,330
Partnership Disbursements	39,376	39,798
Total Disbursements	1,320,050	1,535,924
Net Cash Provided (used) by Operating Activities	472,194	212,755
CASH FLOWS FROM INVESTING ACTIVITIES:		
Net Deposits to the Mortgage Escrow Account	(2,290)	12,644
Net Deposits to the Reserve for Replacements	6,315	(47,226)
Net Deposits to Other Reserve	(7,156)	15,322
Net Purchases of Fixed Assets	(190,365)	(219,288)
Other Investing Activities	0	(44,622)
Net Cash Provided (used) by Investing Activities	(193,496)	(283,170)
CASH FLOWS FROM FINANCING ACTIVITIES:		
Mortgage Principal Payments	(169,594)	(157,762)
Entity Financing Activities	(188)	0
Net Cash Provided (used) by Financing Activities	(169,782)	(157,762)

The Notes to Financial Statements are an integral part of these Statements.

Statements of Cash Flows - continued

SUSQUEHANNA VIEW LIMITED PARTNERSHIP

PHFA PROJECT NO R-451-8E

	December 31, 2006	December 31, 2005
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$ 108,916	$ (228,177)
BEGINNING OF PERIOD CASH	107,262	335,439
CASH AND CASH EQUIVALENTS AT END OF YEAR	$ 216,178	$ 107,262
CASH FLOWS FROM OPERATING ACTIVITIES:		
Net Profit (Loss)	$ (322,032)	$ (359,410)
Adjustments to reconcile Net Profit (Loss) to Net Cash Provided by Operating Activities:		
Depreciation	467,081	458,881
Amortization	3,162	3,168
Decrease (increase) in:		
Accounts Receivable	1,140	10,983
Prepaid Expenses	3,125	(13,189)
Cash Restricted for Tenant Security Deposits	538	271
Partnership Asset Accounts	(2)	0
Increase (decrease) in:		
Accounts Payable	8,152	(27,558)
Accounts Payable - HUD Excess Rents	1,291	(233)
Accrued Liabilities	(1,055)	(3,977)
Accrued Interest Payable	319,089	138,285
Tenant Security Deposits Held in Trust	(767)	(390)
Prepaid Revenue	(2,400)	3,012
Partnership Liability Accounts	(5,128)	2,912
	794,226	572,165
Net Cash Provided (used) By Operating Activities	$ 472,194	$ 212,755
Supplemental Information		
Interest Paid	$ 315,425	$ 494,435

The Notes to Financial Statements are an integral part of these Statements.

Note 1 — Organization

Susquehanna View Limited Partnership (A Limited Partnership) (the "Partnership") was formed as a Limited Partnership under the laws of the Commonwealth of Pennsylvania on December 21, 1989, for the purpose of operating a two hundred-one unit apartment community under Section 236 of the National Housing Act. The project is located in Camp Hill, Pennsylvania and is currently operating under the name of Susquehanna View (the "Project"). The Project is regulated by the Pennsylvania Housing Finance Agency ("PHFA") as to rent charges and operating methods. Cash distributions are limited by agreements between the Partnership and PHFA to the extent of surplus cash, as defined.

The Partnership is owned one percent by the General Partners and ninety-nine percent by the Limited Partners. Allocations of cash distributions, capital transactions and net income and losses are made in accordance with the Partnership agreement.

Note 2 — Summary of Significant Accounting Policies

A summary of significant accounting policies is as follows:

Rental Property

Fixed assets are recorded at cost. Depreciation is provided for in amounts sufficient to relate the costs of depreciable assets to operations over their estimated service lives using the straight-line method.

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances, bank overdrafts, and highly liquid short-term investments, if any, with a maturity of three months or less when purchased. Cash balances include amounts maintained by the affiliated management company on behalf of affiliated entities in cash concentration accounts. The cash balances also include amounts that are restricted for partner distributions or payment of partnership expenses and are not available for project operations. The carrying amount of cash equivalents approximates fair value.

Interest earned on cash balances held at the entity is also considered entity level cash and is to be distributed or used for entity level cash requirements. As such, the cash principal and earned interest are not subject to PHFA surplus cash calculations.

Accounts Receivable and Bad Debts

Tenant receivables are reported net of an allowance for doubtful accounts. Management's estimate of the allowance is based on historical collection experience and a review of the current status of tenant accounts receivable. It is reasonably possible that management's estimate of the allowance will change.

Income Taxes

No income tax provision has been included in the financial statements since profit or loss of the Partnership is required to be reported by the respective partners on their income tax returns.

Note 2 — Summary of Significant Accounting Policies — continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates.

Rental Income

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the Partnership and the tenants of the property are operating leases.

Cash Distributions

Cash distributions are limited by the Regulatory Agreement between the Partnership and PHFA to $49,187 per year to the extent of "surplus cash" as defined by PHFA. Undistributed amounts are cumulative and may be distributed in subsequent years if future operations provide surplus cash in excess of current requirements. Surplus cash in excess of amounts necessary for allowable distributions is required to be applied to the accrued interest and principal on the second mortgage note.

Intangible Assets

Intangible assets represent primarily prepaid finance fees with an initial cost of $44,622 that are being amortized by the straight-line method over the term of the mortgage.

Note 3 — Mortgage Payable

The mortgage payable is held by the Pennsylvania Finance Housing Agency ("PHFA"). The note is secured by a deed of trust on the rental property. The note bears interest at the rate of seven and one-half percent per annum. Principal and interest are payable by the Partnership in equal monthly installments of $36,602 through February 1, 2019. In addition to the interest charge, PHFA requires the Partnership to pay a service fee of one half of one percent per annum of the outstanding principal balance. Interest expense was $269,625 and $281,457 during 2006 and 2005, respectively. The principal balance was $3,425,403 and $3,594,997 at December 31, 2006 and 2005, respectively.

The second mortgage note is payable to PHFA, bears interest at the rate of six and one-half percent per annum, and is secured by a deed of trust on the rental property. The note is repayable from excess surplus cash, with payments first being applied to accrued interest and any remaining balances to principal. Interest expense was $364,889 and $350,804 during 2006 and 2005, respectively. During 2006, surplus cash of $45,800 was paid and applied to accrued interest. The unpaid principal balance on the second mortgage note plus all accrued and unpaid interest was due on December 27, 2004; however, the maturity date of this note was extended on December 15, 2004, for an additional period not to exceed the maturity date of the first mortgage note. Accrued interest was $1,504,330 and $1,185,241 at December 31, 2006 and 2005, respectively.

Susquehanna View Limited Partnership (A Limited Partnership)

PHFA Project No. R-451-8E

Notes to Financial Statements - continued

December 31, 2006 and 2005

Note 3 — Mortgage Payable - continued

Under agreements with PHFA, the Partnership is required to make monthly escrow deposits for taxes, insurance and replacement of project assets, and is subject to restrictions as to operating policies, rental charges, operating expenditures, and distributions to partners. The liability of the Partnership under the mortgage note is limited to the underlying value of the real estate collateral, and other amounts deposited with PHFA.

Principal payments on the first and second mortgage notes, as of December 31, 2006, are due as follows:

2007	$ 182,314
2008	195,987
2009	210,685
2010	226,488
2011	243,474
Thereafter	6,828,651
	$ 7,887,599

Note 4 — Related Party Transactions

NHPMN Management, LLC ("NHPMN"), the managing agent, is an indirectly owned subsidiary of Apartment Investment and Management Company ("AIMCO"), which is an affiliate of the General Partner of the Partnership. Personnel working at the project are employees of an affiliate of AIMCO. The Partnership reimburses the affiliates for the actual salaries and related benefits, as reflected in the accompanying financial statements. The Partnership has a management agreement with NHPMN to provide services related to leasing vacant units, billing and collection of rents and preparing financial data on the day to day site operations.

Following are the related party transactions for the described services provided to the project by the General Partner and/or its affiliate:

Related Party Transactions	Amount	
	2006	2005
General Partner and/or its affiliates:		
Property management fee	$ 97,061	$ 95,093
Computer fee	$ 6,000	$ 6,000
Construction management fees	$ 10,198	$ 14,741
Group purchasing vendor discount	$ 1,544	$ 375
General Partner reimbursements	$ 29,595	$ 34,361
Interest on corporate accounts receivable	$ 3,322	$ 2,655
Partnership expenses	$ 1,331	$ 5,693
Risk management services	$ 60,240	$ 19,748

Note 4 — Related Party Transactions – continued

General Partner Reimbursement

An affiliate of the General Partner charges the Partnership for reimbursement of accountable administrative expenses. These reimbursements are payable from available surplus cash.

Risk Management Services

Beginning in 2001, the Partnership began insuring its properties up to certain limits through coverage provided by AIMCO which is generally self-insured for a portion of losses and liabilities related to workers compensation, property casualty and vehicle liability. The Partnership insures above the AIMCO limits through insurance policies obtained from insurers unaffiliated with the general partner.

Construction Management Fee

An affiliate of AIMCO charges a fee to the Partnership related to construction management services provided by AIMCO and its affiliates. The fee is calculated based on a percentage of additions to fixed assets. This fee is payable from available surplus cash. This fee has been capitalized as part of fixed assets.

Note 5 - Management Fee

The management agreement with NHPMN Management, LLC provides for a management fee equal to five and one-half percent of the project's rental collections.

Note 6 — Uncertainty — HUD Housing Assistance Payment (HAP) Contract

The Partnership recorded $1,190,727 and $1,133,263 of its revenues during 2006 and 2005 under the terms of one or more HAP contracts, which provide for rental assistance to the Partnership on behalf of low-income tenants who meet certain qualifications. The Partnership's future intentions and the future changes in HUD regulations and the appropriations of related funds are uncertain, and accordingly, it is not possible to determine the ultimate impact on the operations of the Partnership. The current contract expires February 1, 2019.

Note 7 — Concentration of Credit Risk

The Partnership maintains its cash in bank deposits accounts which, at times, may exceed federally insured limits. The Partnership has not experienced any losses in such accounts. The Partnership believes it is not exposed to any significant credit risk related to cash based on its periodic evaluation of the stability of the financial institutions where the cash is deposited.

Note 8 — Partnership Cash and Cash Equivalents

The General Partner maintains an entity level partnership cash and distribution account. Funds contained in this account represent approved surplus cash distributions, transferred from the project operating

Note 8 — Partnership Cash and Cash Equivalents – continued

account, before such funds are distributed according to the terms of the partnership agreement and advances from the General Partner. Entity level expenses are disbursed from the partnership entity level account.

Interest earned on cash balances held at the entity level is also considered entity level cash and is to be distributed or used for entity level cash requirements. As such, the cash principal and earned interests are not subject to PHFA surplus cash calculations.

Note 9 — Other Matters

AIMCO Properties L.P. and NHP Management Company, both affiliates of the Managing General Partner, are defendants in a lawsuit alleging that they willfully violated the Fair Labor Standards Act ("FLSA") by failing to pay maintenance workers overtime for all hours worked in excess of forty per week. The complaint, filed in the United States District Court for the District of Columbia, attempts to bring a collective action under the FLSA and seeks to certify state subclasses in California, Maryland, and the District of Columbia. Specifically, the plaintiffs contend that AIMCO Properties L.P. and NHP Management Company failed to compensate maintenance workers for time that they were required to be "on-call." Additionally, the complaint alleges AIMCO Properties L.P. and NHP Management Company failed to comply with the FLSA in compensating maintenance workers for time that they worked in excess of forty hours in a week. In June 2005, the Court conditionally certified the collective action on both the on-call and overtime issues. Approximately 1,049 individuals opted into the class. The defendants moved to decertify the collective action on both issues and that issue is now fully briefed. The defendants anticipate that the Court will soon set oral argument on the defendants' decertification motion. Because the Court denied plaintiffs' motion to certify state subclasses, in September 2005, the plaintiffs filed a class action with the same allegations in the Superior Court of California (Contra Costa County), and, in November 2005, in Montgomery County Maryland Circuit Court. The California and Maryland cases have been stayed pending the outcome of the decertification motion in the District of Columbia case. Although the outcome of any litigation is uncertain, AIMCO Properties, L.P. does not believe that the ultimate outcome will have a material adverse effect on its consolidated financial condition or results of operations. Similarly, the Managing General Partner does not believe that the ultimate outcome will have a material adverse effect on the Partnership's financial condition or results of operations.

Supplemental Information

Supplemental Schedules

SUSQUEHANNA VIEW LIMITED PARTNERSHIP

PHFA PROJECT NO R-451-8E

FOR THE YEAR ENDED DECEMBER 31, 2006

Accounts and Notes Receivable (other than regular tenants)

Interest receivable	$	659
Miscellaneous		255
Ancillary revenues - Sprint, Cingular		2,910
	$	3,824

Accounts Receivable

	Number of Tenants		Amount Past Due
Delinquent 30 days	1	$	373
Delinquent 31-60 days	1		209
Delinquent 61-90 days	1		447
Delinquent over 90 days	0		0
			1029
Less allowance for bad debt, calculated as all tenant receivables delinquent more than 30 days.			(541)
		$	488

Itemization of Operating Payables

Audit fees	$	5,306
Operating expenses		1,821
Elevator expense		2,921
	$	10,048

	Tax and Insurance	Paint Reserve	Replacement Reserve
Beginning Balance, January 1, 2006	$ 106,053	$ 127,169	$ 403,843
Monthly Deposits:			
Deposits during 12 month period	205,696	7,045	51,351
Interest earned		2,748	14,037
Payment for taxes and insurance	(203,406)		
Withdrawals		(2,637)	(71,703)
Refund to project operating cash			
Ending Balance, December 31, 2006	$ 108,343	$ 134,325	$ 397,528

Supplemental Schedules

SUSQUEHANNA VIEW LIMITED PARTNERSHIP

PHFA PROJECT NO R-451-8E

FOR THE YEAR ENDED DECEMBER 31, 2006

CHANGES IN FIXED ASSETS

	Balance 01/01/06	Additions	Disposals	Balance 12/31/06
Land	$ 433,993	$ 636	$ 0	$ 434,629
Buildings	12,262,993	149,617	0	12,412,610
Building Equipment (Portable)	200,920	19,913	0	220,833
Furniture for Project	434,108	0	0	434,108
Furnishings	74,878	21,667	0	96,545
Office Furniture and Equipment	24,265	59	0	24,324
Maintenance Equipment	35,205	0	0	35,205
Motor Vehicles	21,478	0	0	21,478
Miscellaneous Fixed Assets	927	5	0	932
	$ 13,488,767	$ 191,897	$ 0	$ 13,680,664
Accumulated Depreciation	$ 5,618,478	$ 467,081	$ 0	$ 6,085,559

DETAIL OF ADDITIONS

Electrical	$ 65,695
Landscaping	636
ADA Compliance	8,162
Plumbing	316
Tile	1,010
Cabinets	28,428
Heating	2,572
HVAC	7,733
Capitalized management fee	10,198
Carpet	11,522
Water/Sewer	9,701
Windows	1,749
Capitalized payroll	7,013
Furnishings	16,454
Appliances	15,132
Office computer	60
Interior decorations	5,516
	$ 191,897

Supplemental Schedules

SUSQUEHANNA VIEW LIMITED PARTNERSHIP

PHFA PROJECT NO R-451-8E

FOR THE YEAR ENDED DECEMBER 31, 2006

SURPLUS CASH CALCULATION

Add		
Line No. 1 Cash-Operations	$	211,857
Line No. 2 Tenant Security Deposits		46,986
Line No. 3 Accounts Receivable-HAP		-
Line No. 4 Accounts Receivable-Tenants		1,029
Line No. 5 Accounts Receivable-Other		3,824
Total	$	263,696
Less		
Line No. 6 Accounts Payable-Operations	$	10,048
Line No. 7 Accrued Expenses		10,687
Line No. 8 Delinquent Mortgage Principal Payments		0
Line No. 9 Delinquent Mortgage Interest Payments		0
Line No. 10 Delinquent Res. For Replacement Payments		0
Line No. 11 Delinquent Tax Escrow Payments		0
Line No. 12 Delinquent Insurance Escrow Payments		0
Line No. 13 Delinquent Service Fee		0
Line No. 14 Delinquent Self Insurance Fee		0
Line No. 15 Delinquent Late Fees		0
Line No. 16 Prepaid Rents		666
Line No. 17 Tenant Security Deposits		46,085
Line No. 18 Other Liabilities - tax and insurance escrow shortage		0
Total Current Obligations		67,486
Surplus Cash (Deficit) End of Year	$	196,210

RETURN ON EQUITY CALCULATION

a. Distributions unpaid as of the end of the prior fiscal period	$	49,187
b. Annual distribution earned during the fiscal period		49,187
c. Less: Distributions paid during the fiscal period		(49,187)
d. Less: Unauthorized distributions		
e. Cumulative unpaid distributions as of the balance sheet date	$	49,187

CARTER & COMPANY

Certified Public Accountants, LLC

543 Highway 98 East
Suite 201
Destin, Florida 32541
Phone: 850-650-0125
Fax: 850-650-0126

Independent Auditors' Report on Internal Control
Over Financial Reporting and on Compliance and Other Matters
Based on an Audit of Financial Statements Performed in Accordance
With Government Auditing Standards

To the Partners
Susquehanna View Limited Partnership (A Limited Partnership)

We have audited the financial statements of Susquehanna View Limited Partnership, (A Limited Partnership), PHFA Project No. R-451-8E, as of and for the year ended December 31, 2006, and have issued our report thereon dated February 21, 2007. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.

Internal Control Over Financial Reporting

In planning and performing our audit, we considered Susquehanna View Limited Partnership's internal control over financial reporting as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements, but not for the purpose of expressing an opinion on the effectiveness of the Partnership's internal control over financial reporting. Accordingly, we do not express an opinion on the effectiveness of Susquehanna View Limited Partnership's internal control over financial reporting.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Partnership's ability to initiate, authorize, record, process, or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Partnership's financial statements that is more than inconsequential will not be prevented or detected by the Partnership's internal control.

A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements will not be prevented or detected by the Partnership's internal control.

Our consideration of internal control over financial reporting was for the limited purpose described in the first paragraph of this section and would not necessarily identify all deficiencies in internal control that might be significant deficiencies or material weaknesses. We did not identify any deficiencies in internal control over financial reporting that we consider to be material weaknesses, as defined above.

Compliance and Other Matters

As part of obtaining reasonable assurance about whether Susquehanna View Limited Partnership's financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements, noncompliance with which could have a direct and material effect on the determination of financial statements amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance or other matters that are required to be reported under Government Auditing Standards.

This report is intended solely for the information and use of management and the Pennsylvania Housing Finance Agency and is not intended to be and should not be used by anyone other than these specified parties.

Destin, Florida
February 21, 2007

Carter & Company

Susquehanna View Limited Partnership (A Limited Partnership)

PHFA Project No. R-451-8E

Schedule of Findings and Questioned Costs and
Auditors' Comments on Audit Resolution Matters

December 31, 2006

Schedule of Findings and Questioned Costs

No material findings or questioned costs were noted during the current year audit.

Auditors' Comments on Audit Resolution Matters

There were no uncorrected findings from prior audit reports, program review reports, or state agency reports.

Susquehanna View Limited Partnership (A Limited Partnership)

PHFA Project No. R-451-8E

Lead Auditor Information

December 31, 2006

1. Name and address of lead auditor

   Christine E. Carter
   543 Highway 98 East
   Suite 201
   Destin, FL 32541
   850-650-0125

2. Evidence of licensing for an out-of-state IA.

   Carter & Company, Certified Public Accountants, LLC is licensed to do business in the state in which the audit is performed.

3. IA's Federal Employer ID number 58-2646754

Mortgagor's Certification

We hereby certify that we have examined the accompanying financial statements and supplemental data of Susquehanna View Limited Partnership (A Limited Partnership), and, to the best of our knowledge and belief, the same is complete and accurate.

By: The National Housing Partnership

____

David R. Robertson Date
Executive Vice President

____

Jon Zatkulak Date
Vice President and Director of
Real Estate Accounting

Partnership Employer Identification Number: 23-2584839
Telephone Number: (303) 757-8101
Susquehanna View Limited Partnership A Limited Partnership
PHFA Project No. R-451-8E

Managing Agent's Certification

I hereby certify that I have examined the accompanying financial statements and supplemental data of Susquehanna View Limited Partnership (A Limited Partnership), and, to the best of my knowledge and belief, the same is complete and accurate.

MANAGING AGENT
NHPMN Management, LLC
55 Beattie Place
Greenville, SC 29602

____
Jon Zatkulak Date
Vice President and Director of
Real Estate Accounting

____
Karen Reichard
Property Manager

Managing Agent Taxpayer
Identification Number:
43-1987682

CARTER & COMPANY

Certified Public Accountants, LLC

543 Highway 98 East
Suite 201
Destin, Florida 32541
Phone: 850-650-0125
Fax: 850-650-0126

Independent Auditors' Report

To the Partners
Susquehanna View Limited Partnership (A Limited Partnership)

In our opinion, the accompanying balance sheet and the related statement of profit and loss, changes in partners' equity (deficiency) and cash flows present fairly, in all material aspects, the financial position of Susquehanna View Limited Partnership (A Limited Partnership) as of December 31, 2006 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Destin, Florida
February 21, 2007

Susquehanna View Limited Partnership

A.K.A. Susquehanna View

Project No.: PHFA R-451-8E

December 31, 2006

MANAGEMENT AGENT CERTIFICATION

I hereby certify that I have examined the accompanying financial statements and supplemental data of Susquehanna View Limited Partnership and to the best of my knowledge and belief, the same is complete and accurate.

By: NHPMN Management, LLC
its Managing Agent

By: ______________________
Jon Zatkulak
Vice President

Management Agent Employer Identification Number: 43-1987682

SUSQUEHANNA VIEW LIMITED PARTNERSHIP
A.K.A. SUSQUEHANNA VIEW

PROJECT NO.: PHFA R-451-8E

DECEMBER 31, 2006

CERTIFICATION OF PARTNERS

We hereby certify that we have examined the accompanying financial statements and supplemental data of Susquehanna View Limited Partnership, and, to the best of our knowledge and belief, the same is complete and accurate.

SUSQUEHANNA VIEW LIMITED PARTNERSHIP,
a Pennsylvania limited partnership

By: NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS,
a District of Columbia corporation,
its general partner

By: ______________________
Kathleen Danilchick
Senior Vice President

By: ______________________
Jon Zatkulak
Vice President

Partnership Employer Identification Number: 251618080